Release:    Immediate    Dec. 2, 2019

Canadian Pacific sets new record for monthly grain movements

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) moved more Canadian grain and grain products in November 2019 than any month in its history. CP delivered 2.74 million metric tonnes (MMT) during November, beating the October 2019 all-time record of 2.66 MMT.
In addition to the overall record, CP marked two other key milestones in November:

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More CP carloads of grain unloaded at the Port of Thunder Bay during the week of Nov. 18-24 than in any prior week. Our customers’ terminals in Thunder Bay unloaded a record 2,216 cars in the Nov. 18-24 week, surpassing the previous weekly record of 2,144 in fall 2017. Thunder Bay is a key shipping point for Canadian grain exports, and cooperation between all members of the Thunder Bay supply chain is helping to get more grain to market.

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On Nov. 22, CP held an Alberta Agriculture Round Table event at Bowden, Alta., to discuss capacity gains in the grain supply chain, featuring CP’s new 8,500-foot High-Efficiency Product (HEP) train model. The discussion included agricultural industry representatives; senior government leaders, including Alberta ministers, the Honourable Devin Dreeshen, Minister of Agriculture and Forestry, and the Honourable Ric McIver, Minister of Transportation and Member of Parliament for Red Deer-Mountainview Earl Dreeshen; and CP representatives from the Operations and Sales and Marketing teams. Attendees discussed grain supply chain capacity and efficiency including the advantages of the HEP model and how to ensure all participants in the supply chain are aligning their organizations to maximize grain movement with CP.

“CP achieved great things last month for the Canadian grain supply chain in close collaboration with our trusted supply chain enablers,” said Joan Hardy, CP’s Vice-President Sales and Marketing, Grain and Fertilizers. “The CP team will keep open the lines of communication with shippers and government leaders as we push to become even more effective and efficient to meet the growing needs of Canada’s agricultural sector.”
Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, our anticipated financial and operational performance and efficiency of the HEP train model and associated facilities, including growth in our high-capacity hopper car fleet in 2020 and beyond, capital expenditures, shipment capacity, labour and employment plans, and the ability to meet the demands of shipping customers in Canada’s agricultural sector and cooperation with other stakeholders in the grain supply chain, particularly in Thunder Bay.
The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.
About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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